UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38070 (Commission File Number)	27-3730271 (IRS Employer Identification No.)

2233 Lake Park Drive Smyrna, GA	30080
(Address of principal executive offices)	(Zip Code)

 (404) 471-1634

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 16, 2019, Floor & Decor Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the Omni Hotel at The Battery Atlanta, 2625 Circle 75 Parkway, Atlanta, Georgia.  The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 97,977,678 shares of Class A common stock outstanding on the record date, March 20, 2019.  At the Annual Meeting, the stockholders of the Company voted on three matters, all of which were approved.  The final voting results from the Annual Meeting as of May 16, 2019, as certified by the inspector of election, were as follows:

(1)         A proposal to elect four Class II directors of the Company to serve for three-year terms expiring at the 2022 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal was approved, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael Fung	82,039,473	8,173,797	22,747	5,218,206
John M. Roth	76,659,458	13,552,685	23,874	5,218,206
Thomas V. Taylor	82,039,967	8,172,801	23,249	5,218,206
Rachel H. Lee	76,663,811	13,550,271	21,935	5,218,206

(2)         A proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company’s 2019 fiscal year was approved, based on the following votes:

FOR	AGAINST	ABSTAIN
95,239,429	172,772	42,022

There were no broker non-votes on this matter.

(3)         A proposal to approve, by non-binding vote, the compensation paid to the Company’s named executive officers, (commonly known as a “say-on-pay” proposal) was approved, based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
86,855,918	3,335,982	44,117	5,218,206

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: May 17, 2019	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, Secretary and General Counsel